Exhibit 10.1

Orient Paper, Inc.
Nansan Gongli, Nanhuan Road
Xushui County, Baoding City
Hebei Province, The People’s Republic of China 072550

Date: April 21, 2010

Mr. Winston C. Yen
Winston C. Yen, CPA, A Professional Accountancy Corporation
345 S. Figueroa Street, Suite 100
Los Angeles, California 90071

Re:  Amendment to Loanout Agreement

Dear Mr. Yen:

Reference is made to that certain Loanout Agreement dated May 1, 2009, by and between Orient Paper, Inc. (the “Company”) and Winston C. Yen, CPA, A Professional Accountancy Corporation (the “Loanout Agreement”).  Commencing April 21, 2010 through April 20, 2011, the Loanout Agreement is hereby amended for the following:

(i)	to extend the term of the agreement as provided in Section 3.1 of the Loanout Agreement to April 20, 2011, unless sooner terminated as provided by the Loanout Agreement.
(ii)	to increase the workload provided in Section 1.3 of the Loanout Agreement to up to 40 hours per week;
(iii)	to increase the annual salary provided in Section 2.1 of the Loanout Agreement to $120,000 in cash compensation, effective January 1, 2010;
(iv)
to decrease the stock compensation in Section 2.2 of the Loanout Agreement to 5,000 shares of the Company’s common stock, to vest in four (4) equal installments of 1,250 shares every three calendar months, with the first installment to vest of May 10, 2010;

(v)	to update the reference to the Company’s directors and officers insurance policy in Section 2.3 of the Loanout Agreement to $10,000,000 to reflect the Company’s current insurance policy; and
(vi)	to extend the terms of the lock-up agreement to include the 5,000 shares to be received pursuant to item (iii) above.

Except as provided by this amendment, the Loanout Agreement remains in full force and effect.

[THIS SPACE IS INTENTIONALLY LEFT BLANK]

Please confirm your agreement with the foregoing by signing this amendment where indicated.

Very truly yours, ORIENT PAPER, INC.

By:	/s/ Zhenyong Liu
Zhenyong Liu
Chief Executive Officer

Accepted this 21st day of April, 2010

WINSTON C. YEN, CPA, A PROFESSIONAL ACCOUNTANCY CORPORATION
/s/ Winston C. Yen
Name: Winston C. Yen
Title: President

2